FIXED ASSETS (Details) - NATURALSHRIMP INCORPORATED [Member] - USD ($)	Sep. 30, 2022	Jul. 03, 2022	Mar. 31, 2022	Mar. 31, 2021
Land	$ 324,293		$ 324,293	$ 324,293
Buildings	6,633,271		5,611,723	4,702,063
Machinery and equipment	11,973,337		10,524,343	7,580,873
Autos and trucks	263,331		247,356	213,849
Fixed assets, gross	19,194,232		16,707,715	12,815,178
Accumulated depreciation	(4,204,824)	$ (325,000)	(1,909,612)	(584,521)
Fixed assets, net	$ 14,989,408	$ 1,764,000	$ 14,798,103	$ 12,236,557